EXHIBIT 10.150


[USL CAPITAL LOGO]          MASTER LEASE AGREEMENT
[FORD LOGO]

FORD FINANCIAL

SERVICES GROUP





LESSOR: USL CAPITAL CORPORATION             LESSEE: Ligand
Pharmaceuticals, Inc.

ADDRESS: 733 Front Street                   ADDRESS: 9393
Towne Centre Drive
         San Francisco, California 94111             San
Diego, CA 92121
                         TERMS AND CONDITIONS OF LEASE
The undersigned Lessee hereby requests Lessor to purchase the personal property described in any Equipment Schedule hereunder (herein called "Equipment") from supplier listed in any Equipment Schedule hereunder
(herein called "Vendor"
and/or "Manufacturer", as applicable) and to lease the Equipment to Lessee on the terms and conditions of the lease set forth below.

Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the
Equipment upon the following terms and conditions:

1. NO WARRANTIES BY LESSOR. Lessee has selected the
Equipment and may have
entered into certain purchase, licensing, or maintenance agreements with the
Vendor and/or Manufacturer (herein referred to as an "Acquisition Agreement") covering the Equipment as further described in Paragraph
26 hereof. If Lessee
has entered into any Acquisition Agreement, each agreement shall provide for certain rights and obligations of the parties thereto with respect to the
Equipment, and Lessee shall perform all of the obligations set forth in each
Acquisition Agreement as if this lease did not exist.
LESSOR MAKES NO WARRANTY,
EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING
THE CONDITION OF THE
EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY
PARTICULAR PURPOSE, AND,
AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS." LESSOR
SHALL HAVE NO
LIABILITY FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND
WHATSOEVER RELATING
THERETO, INCLUDING WITHOUT LIMITATION ANY SPECIAL,
INDIRECT, INCIDENTAL OR
CONSEQUENTIAL DAMAGES OF ANY CHARACTER.

2. CLAIMS AGAINST VENDOR AND/OR MANUFACTURER. If the
Equipment is not properly
installed, does not operate as represented or warranted by Vendor and/or
Manufacturer, or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and/or
Manufacturer pursuant to the
Acquisition Agreement, if any, and shall, nevertheless, pay Lessor all rent payable under this lease. All warranties from Vendor and/or Manufacturer are, to the extent they are assignable, hereby assigned to Lessee for the term of the lease or until an Event of Default occurs hereunder, for Lessee's exercise at
Lessee's expense. Lessee may directly inquire with Vendor and/or Manufacturer to receive an accurate and complete statement of such warranties, including any disclaimers or limitations of such warranties or of any remedies with respect thereto.

3. VENDOR NOT AN AGENT. Lessee understands and agrees that neither Vendor, nor any sales representative or other agent of Vendor, is an agent of Lessor. Sales representatives or agents of Vendor, and persons that are not employed by Lessor
(including brokers and agents) are not authorized to waive or alter any term or condition of this lease, and no representation as to the Equipment or any other matter by Vendor or any other person that is not employed by Lessor (including brokers and agents) shall in any way affect Lessee's duty to pay the rent and perform its other obligations as set forth in this lease.

4. NON-CANCELLABLE LEASE. This lease and any Equipment
Schedule hereto cannot be
cancelled or terminated except as expressly provided herein. Lessee agrees that its obligation to pay all rent and other sums payable hereunder and the rights of Lessor in and to such rent are absolute and unconditional and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, any assignee, any Manufacturer or Vendor, or against any person for any reason whatsoever.

5. ORDERING EQUIPMENT. Lessee shall arrange for delivery of the Equipment so that it can be accepted in accordance with Paragraph 6 hereof within 90 days after the date on which Lessor accepts Lessee's offer to enter into this lease with respect to any Equipment Schedule or by such other date as may be set forth in an Equipment Schedule or Commitment Letter issued by Lessor as the Commitment
Expiration Date. Unless otherwise specified on the Equipment Schedule, Lessee shall be responsible for all transportation, packing, installation, testing and other charges in connection with the delivery, installation and use of the
Equipment. Lessee hereby authorizes Lessor to insert in any Equipment Schedule hereunder the serial numbers and other identification data of Equipment when determined by Lessor.

6. ACCEPTANCE. Lessee acknowledges that for purposes of receiving or accepting the Equipment from Vendor, Lessee is acting on Lessor's behalf. Upon delivery of the Equipment to Lessee and Lessee's inspection thereof, Lessee shall furnish
Lessor a written statement (a) acknowledging receipt of the Equipment in good condition and repair and (b) accepting it as satisfactory in all respects for the purposes of this lease (the "Certificate of Acceptance"). The date of receipt and acceptance of the Equipment covered by an Equipment Schedule (or any later date that Lessor chooses) shall be the Rent
Commencement Date
therefor. Lessor is authorized to fill in on any Equipment
Schedule hereunder
the Rent Commencement Date in accordance with the foregoing.

7. TERMINATION BY LESSOR. If, by the Commitment Expiration
Date, the Equipment
described in any Equipment Schedule has not been delivered to Lessee and accepted by Lessee as provided in Paragraph 6 hereof, or if other conditions of
Lessor's Commitment Letter, if any, have not been met, then Lessor may, at its option, terminate this lease and its obligations hereunder with respect to such
Equipment Schedule at any time after the expiration of such 90 days or any date after the Commitment Expiration Date, as applicable.
Lessor shall give Lessee
written notice whether or not it elects to exercise such option within 10 days after Lessor's receipt of Lessee's written request for such notice.

8. TERM. The term of this lease commences upon the Rent
Commencement Date, as
provided in Paragraph 9 below. The term shall continue until all of Lessee's obligations are fulfilled hereunder. The Initial Term with respect to any
Equipment Schedule begins on the Rent Commencement Date for such Equipment
Schedule (as defined in Paragraph 6) and expires after the later of (i) the number of periods for which the rent payments are due, or
(ii) the date Lessee
fulfills all Lessee's obligations hereunder.

9. RENTAL. Lessee shall pay the rent payments as stated on each Equipment
Schedule, the first of which shall be due on the Rent
Commencement Date for said
Equipment Schedule, and subsequent payments shall be due on the same day of each calendar period as indicated on the Equipment Schedule for the balance of the
Initial Term. Rent payments shall be due whether or not Lessee has received any notice that such payments are due. All rent payments shall be paid to Lessor at its address set forth on the Equipment Schedule or as otherwise directed by
Lessor in writing.

10. RENEWAL. If no default shall have occurred and be continuing, Lessee shall be entitled to renew the lease with respect to all, but not less than all, of the Equipment covered by an Equipment Schedule for a minimum 12 month period at an amount equal to the fair market rental value thereof, in use and operational, in the condition required by the lease, payable on a periodic basis, as mutually agreed by Lessor and Lessee ("Renewal Rent"). Lessee must give Lessor written notice of its intention to exercise said option, which notice must be received by Lessor at least 90 days before expiration of the Initial Term. The first installment of the Renewal Rent shall be due at expiration of the Initial Term of the lease. Should Lessee fail to comply with the provisions described above covering Renewal, upon expiration of the Initial Term, the term of the

Schedule from Lessor at the end of the Initial Term or any renewal term for such Equipment Schedule at a purchase price equal to the then fair market value of the Equipment in use and operational, in the condition required by the lease, as mutually agreed by Lessor and Lessee. On a date which is no later than the expiration date of the Initial Term or any renewal term, as applicable, Lessee shall pay to Lessor the purchase price for the Equipment covered by such Equipment Schedule (plus any taxes levied thereon) and Lessor shall sell the Equipment "as-is where-is" without any warranties expressed or implied.

29. RELATED EQUIPMENT SCHEDULES. In the event that any
Equipment Schedule
hereunder shall include Equipment that may become attached to, affixed to, or used in connection with Equipment covered under another
Equipment Schedule
hereunder ("Related Equipment Schedule"), Lessee acknowledges the following:
(a) if Lessee elects to exercise a purchase option or renewal option under any
Equipment Schedule, if provided; or (b) if Lessee elects to return the
Equipment under any Equipment Schedule as described in Paragraph 14, then
Lessor, at its discretion, may require the similar disposition of all Related
Equipment Schedules as provided for by this lease.

30. MISCELLANEOUS. This instrument and any Commitment
Letter issued by Lessor
and any Equipment Schedule hereunder constitutes the entire agreement between
Lessor and Lessee, and shall not be amended, altered or changed except by a written agreement signed by the parties hereto, and in the case of Lessor, such agreement shall not be valid unless executed by Lessor at Lessor's home office.
To the extent any provision of this lease may be determined to be invalid or unenforceable, it shall be ineffective without affecting the other provisions of this lease. To the extent permitted by applicable law, Lessee hereby waives any provisions of law which render any provision of this lease unenforceable in any respect. Unless specified otherwise, in the event such written agreement is attached to and made a part of an Equipment Schedule, the terms and conditions of said written agreement shall apply only to said Equipment
Schedule and shall not apply to any other Equipment
Schedule attached to and
made a part of this lease. In the event Lessee issues a purchase order to Lessor covering Equipment to be leased hereunder, it is agreed that such purchase order is issued for purposes of authorization and Lessee's internal use only, and none of its terms and conditions shall modify the terms and conditions of this lease and/or related documentation, or affect
Lessor's responsibility to
Lessee as defined in this lease. An executed Equipment
Schedule that
incorporates by reference the terms of this Master Lease
Agreement, marked
"Original," shall be the original of the lease for the Equipment described therein for all purposes. All other executed counterparts of the lease shall be marked "Duplicate." To the extent the lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code of the applicable jurisdiction, no security interest in the lease may be created through the transfer of possession of any counterpart other than the Original of the lease. Lessor reserves the right to charge Lessee fees for its provision of additional administrative services related to the lease requested by Lessee. Lessee shall provide Lessor with such corporate resolutions, opinions of counsel, financial statements, and other documents (including documents for filing or recording) as Lessor may request from time to time. LESSEE REPRESENTS
AND WARRANTS THAT
ALL CREDIT AND FINANCIAL INFORMATION SUBMITTED TO LESSOR
HEREWITH OR AT ANY
OTHER TIME IS TRUE AND CORRECT. LESSEE HEREBY APPOINTS
LESSOR OR ITS ASSIGNEE
ITS TRUE AND LAWFUL ATTORNEY IN FACT TO EXECUTE ON BEHALF
OF LESSEE ALL UNIFORM
COMMERCIAL CODE FINANCING STATEMENTS OR OTHER DOCUMENTS
WHICH, IN LESSOR'S
DETERMINATION, ARE NECESSARY TO SECURE LESSOR'S INTEREST
IN SAID EQUIPMENT. The
filing of UCC Financing Statements is precautionary and shall not be evidence that the lease is intended as security. If for any reason this agreement is determined not to be a lease, Lessee hereby grants Lessor a security interest in the lease, the Equipment or collateral pertaining thereto and the proceeds thereof, including re-lease, sale or disposition of the Equipment or other collateral. If more than one Lessee is named in this lease, the liability of each shall be joint and several. Time is of the essence with respect to this lease. Lessee represents and warrants that the Equipment is being leased hereunder for business purposes. The descriptive headings which are used in this lease are for convenience of the parties only and shall not affect the meaning of any provision of the lease. Any failure of the Lessor to require strict performance by the Lessee or any waiver by Lessor of any provision herein shall not be construed as a consent or waiver of any other breach of the same or of any other provision. This agreement shall be governed by the laws of the state of California (without giving effect to principles of conflicts of law thereof).

31. LESSEE'S REPRESENTATIONS; WAIVER OF JURY TRIAL. Lessee represents and warrants, as of the date of this lease: (a) Lessee is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (b) this lease (and any Equipment Schedule entered into pursuant to this lease) has been duly authorized by all necessary action on the part of the Lessee, duly executed and delivered by authorized officers or agents of Lessee, does not require any further shareholder or partner approval, does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority, does not contravene any law binding on Lessee or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture or other instruments to which Lessee is a party or by which it or any of its assets or property may be bound; (c) this lease (and any Equipment
Schedule entered into
pursuant to this lease) constitutes the legal, valid and binding obligation of
Lessee and is enforceable in accordance with its terms;
(d) all credit and
financial information, and all other information submitted to Lessor at any time is true and correct, and there does not exist any pending or threatened action or proceeding before any court or administrative agency which might materially adversely affect Lessee's financial condition or operations; (e)
Lessee agrees to furnish to Lessor (i) as soon as available, and in any event within 120 days after the last day of each fiscal year of Lessee, a copy of the financial statements of Lessee as of the end of such fiscal year, certified by an independent certified public accounting firm; (ii) at any time if requested by Lessor, a copy of quarterly financial statements certified by the principal financial officer of Lessee; and (iii) such additional information concerning
Lessee as Lessor may reasonably request. LESSEE AND LESSOR
HEREBY WAIVE THE
RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS
LEASE OR ANY OTHER
AGREEMENT EXECUTED IN CONNECTION HEREWITH.

32. COMMITMENT FEE REQUIREMENT. Lessee agrees, with respect to each transaction, to pay the commitment fee specified in Lessor's proposal for such transaction or in the Equipment Schedule related thereto.
This commitment fee
is given in consideration for Lessor's costs and expenses in investigating and appraising and/or establishing credit for Lessee. This commitment fee shall not be refunded unless Lessor declines to accept Lessee's offer to enter into the lease. Upon Lessor's acceptance of Lessee's offer to enter into the lease, unless otherwise specified in the proposal or Equipment
Schedule, the amount
shall be applied to the first period's rent payment.
Lessee acknowledges that
Lessor's act of depositing any commitment fee into Lessor's bank account shall not in itself constitute Lessor's acceptance of Lessee's offer to enter into the lease.

IN WITNESS WHEREOF, the parties have executed this Master
Lease Agreement
effective as of the first date it is signed by Lessee below.

    USL CAPITAL CORPORATION (LESSOR)
LIGAND PHARMACEUTICALS, INC.    (LESSEE)     TITLE
DATE

BY
BY

Name
X  P Maier                                  VP & CFO
5/30/96
     -----------------------------------------------------
- ------------------------------------------------------
BY
Title
X
      ----------------------------------------------------
- ------------------------------------------------------
Business Unit
(CO-LESSEE)     TITLE        DATE
            -----------------------------------
- -----------------------------

BY
HOME OFFICE: 733 FRONT STREET, SAN FRANCISCO, CA 94111
X
             (415) 627-9000 ------------------------------
- ----------------------------------
Not valid unless executed by Lessor at Lessor's
home office.